Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2024

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	(0.49)%	0.56%	0.58%	0.46%	0.56%
Return on equity (ratio of net income to average equity) (1)	(4.43)	5.03	5.44	4.38	5.37
Net interest rate spread (1)	2.92	2.90	3.11	3.07	3.01
Net interest margin (TEB) (1) (2)	3.49	3.47	3.67	3.59	3.48
Efficiency ratio (3)	84.54	76.73	80.39	84.11	77.39
Noninterest expense to average total assets (1)	3.13	2.82	3.03	3.17	2.92
Average interest–earning assets to average interest–bearing liabilities	133.97	133.26	134.44	135.89	136.25
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	197	198	206	217	205

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$20,647	$19,412	$19,505	$18,533	$19,781
Interest-bearing deposits in other financial institutions	72,859	118,866	132,273	113,907	158,703
Interest-bearing time deposits in other financial institutions	25,479	22,005	34,913	30,748	29,513
Securities, at fair value	360,530	264,905	222,906	239,549	153,203
Loans receivable, net	887,586	923,939	987,745	1,007,980	1,050,761
Foreclosed assets, net	1,391	1,966	1,898	2,332	2,777
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	—	—	—	—	523
Premises and equipment, net	22,889	22,674	22,765	22,614	22,950
Bank-owned life insurance	18,301	18,277	18,291	18,382	18,469
Deferred taxes	3,761	3,590	4,019	4,159	4,512
Other assets	13,881	14,536	25,885	14,364	18,702
Total assets	$1,434,814	$1,417,660	$1,477,690	$1,480,058	$1,487,384

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,217,541	$1,199,412	$1,252,273	$1,259,286	$1,261,623
Borrowings	20,000	20,000	25,000	25,000	25,000
Subordinated Notes, net of unamortized issuance costs	18,736	18,726	18,715	18,705	19,678
Other liabilities	22,160	20,414	24,224	21,036	25,700
Total liabilities	1,278,437	1,258,552	1,320,212	1,324,027	1,332,001
Stockholders’ equity	156,377	159,108	157,478	156,031	155,383
Total liabilities and stockholders’ equity	$1,434,814	$1,417,660	$1,477,690	$1,480,058	$1,487,384

(1)	Annualized
(2)	Calculated on a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2024	2023
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,687	$16,886	$17,655	$17,345	$16,923	$68,573	$66,155
Total interest expense	5,010	5,225	5,079	4,818	4,491	20,132	14,326
Net interest income	11,677	11,661	12,576	12,527	12,432	48,441	51,829
Provision for (recovery of) credit losses	4,650	485	(122)	12	317	5,025	313
Net interest income after provision for (recovery of) credit losses	7,027	11,176	12,698	12,515	12,115	43,416	51,516
Noninterest income	1,570	1,482	1,276	1,461	1,625	5,789	4,417
Noninterest expense	11,199	10,084	11,135	11,766	10,879	44,184	43,181
Income (loss) before income tax	(2,602)	2,574	2,839	2,210	2,861	5,021	12,752
Income tax expense (benefit)	(838)	581	705	500	782	948	3,359
Net income (loss)	$(1,764)	$1,993	$2,134	$1,710	$2,079	$4,073	$9,393
Basic and diluted earnings (loss) per common share	$(0.14)	$0.16	$0.17	$0.14	$0.17	$0.33	$0.74

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$875	$915	$834	$809	$836	$3,433	$3,318
Loan servicing fees	232	97	97	156	164	582	532
Trust insurance commissions and annuities income	354	405	349	450	347	1,558	1,280
Losses on sales of securities	—	—	—	—	—	—	(454)
Gain (loss) on sale of premises and equipment	(20)	(20)	(9)	(75)	—	(124)	9
Valuation adjustment on bank premises held-for-sale	—	—	—	—	(17)	—	(602)
Gain (loss) on bank-owned life insurance	24	(14)	(91)	(87)	(87)	(168)	(346)
Gain on repurchase of Subordinated notes	—	—	—	107	—	107	—
Other	105	99	96	101	382	401	680
Total noninterest income	$1,570	$1,482	$1,276	$1,461	$1,625	$5,789	$4,417

Noninterest Expense
Compensation and benefits	$5,710	$5,441	$5,943	$6,052	$5,679	$23,146	$22,232
Office occupancy and equipment	1,689	1,532	1,861	2,241	1,937	7,323	8,052
Advertising and public relations	177	117	112	90	139	496	762
Information technology	934	971	1,049	1,002	974	3,956	3,732
Professional fees	410	299	382	454	292	1,545	1,330
Supplies, telephone, and postage	273	281	292	286	289	1,132	1,254
FDIC insurance premiums	159	156	144	161	207	620	865
Other	1,847	1,287	1,352	1,480	1,362	5,966	4,954
Total noninterest expense	$11,199	$10,084	$11,135	$11,766	$10,879	$44,184	$43,181

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2024	2023
LOANS
One–to–four family residential real estate	$14,829	$15,634	$17,707	$18,247	$18,945
Multi–family residential real estate	521,957	524,340	527,542	526,087	527,460
Nonresidential real estate	108,153	109,799	109,635	110,319	118,016
Commercial loans and leases	248,595	280,218	339,216	360,328	393,321
Consumer	1,623	1,847	1,787	1,248	1,364
	895,157	931,838	995,887	1,016,229	1,059,106
Allowance for credit losses	(7,571)	(7,899)	(8,142)	(8,249)	(8,345)
Loans, net	$887,586	$923,939	$987,745	$1,007,980	$1,050,761

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$336	$149	$268	$173	$758	$926	$1,196
Multi–family residential real estate	3,311	4,837	14,177	5,561	6,226	27,886	35,911
Nonresidential real estate	1,200	2,658	34	—	3,183	3,892	9,653
Commercial loans	130,969	149,449	171,430	158,172	145,930	610,020	656,942
Equipment finance	7,861	8,068	6,207	3,427	8,141	25,563	54,496
Consumer	490	722	1,184	471	617	2,867	2,235
	$144,167	$165,883	$193,300	$167,804	$164,855	$671,154	$760,433
Weighted average interest rate	7.82%	8.26%	8.77%	9.04%	9.09%	8.51%	9.00%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,126	$2,280	$823	$852	$1,049	$5,081	$5,423
Multi–family residential real estate	5,713	8,094	12,387	6,931	7,336	33,125	46,366
Nonresidential real estate	2,712	2,619	711	7,684	3,278	13,726	11,432
Commercial loans	135,351	171,276	165,347	161,429	148,964	633,403	663,320
Equipment finance	30,402	44,315	33,140	34,669	55,433	142,526	201,094
Consumer	592	722	682	612	565	2,608	2,384
	$175,896	$229,306	$213,090	$212,177	$216,625	$830,469	$930,019
Weighted average interest rate	7.28%	7.69%	8.17%	8.24%	6.97%	7.87%	8.06%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$126	$34	$39	$34	$37
Multi–family residential real estate	1,453	1,458	—	—	—
Nonresidential real estate	393	393	380	—	—
Equipment finance	14,960	20,446	20,395	20,475	21,294
Consumer	2	—	—	—	—
	16,934	22,331	20,814	20,509	21,331

Loans past due over 90 days, still accruing	—	—	—	—	1,007

Foreclosed assets, net
Other real estate owned	—	—	—	—	405
Other foreclosed assets	1,391	1,966	1,898	2,332	2,372
	1,391	1,966	1,898	2,332	2,777

Nonperforming assets	$18,325	$24,297	$22,712	$22,841	$25,115

Asset Quality Ratios
Nonperforming assets to total assets	1.28%	1.71%	1.54%	1.54%	1.69%
Nonperforming loans to total loans (1)	1.89	2.40	2.09	2.02	2.11
Nonperforming commercial-related loans to total commercial-related loans (2)	1.91	2.44	2.13	2.05	2.15
Nonperforming residential and consumer loans to total residential and consumer loans	0.78	0.19	0.20	0.17	0.18
Allowance for credit losses to nonperforming loans	44.71	35.37	39.12	40.22	37.36

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$613,914	$616,985	$621,628	$620,694	$624,575
% FFIEC total capital	368.12%	361.51%	359.51%	364.28%	370.83%

Multi–family residential real estate loans - 50% risk based capital qualified (included above)	$254,850	$253,491	$269,868	$297,958	$315,179
% FFIEC total capital	152.82%	148.53%	156.07%	174.87%	187.13%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family residential real estate, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$218	$164	$167	$204	$272
Multi–family residential real estate	1,168	686	1,421	—	—
Nonresidential real estate	441	449	457	465	—
Commercial loans and leases	2,628	4,700	3,154	3,606	4,056
Consumer	4	3	3	5	3
	$4,459	$6,002	$5,202	$4,280	$4,331

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$7,899	$8,142	$8,249	$8,345	$8,559
Charge–offs:
One-to-four family residential real estate	—	—	—	—	(1)
Multi–family residential real estate	(5)	—	—	—	—
Commercial loans and leases	(4,968)	(731)	(10)	(158)	(570)
Consumer	(7)	(12)	(12)	(13)	(9)
	(4,980)	(743)	(22)	(171)	(580)
Recoveries:
One–to–four family residential real estate	1	22	2	3	1
Multi–family residential real estate	2	6	4	6	5
Commercial loans and leases	2	—	7	5	50
Consumer	1	—	—	—	—
	6	28	13	14	56
Net charge–offs	(4,974)	(715)	(9)	(157)	(524)
Provision for (recovery of) credit losses	4,646	472	(98)	61	310
Ending balance	$7,571	$7,899	$8,142	$8,249	$8,345

Allowance for credit losses to total loans	0.85%	0.85%	0.82%	0.81%	0.79%
Net charge–off ratio (1)	(2.19)	(0.30)	—	(0.06)	(0.19)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$238,826	$226,882	$262,585	$256,698	$260,851
Interest–bearing NOW accounts	277,059	276,551	287,668	297,010	306,548
Money market accounts	305,538	306,679	311,276	309,695	297,074
Savings deposits	161,139	160,815	167,250	171,521	174,759
Certificates of deposit - retail	234,979	228,485	223,494	224,362	222,391
	$1,217,541	$1,199,412	$1,252,273	$1,259,286	$1,261,623

SELECTED AVERAGE BALANCES
Total average assets	$1,430,554	$1,430,931	$1,470,076	$1,484,332	$1,492,759
Total average interest–earning assets	1,361,554	1,359,833	1,399,280	1,415,175	1,425,504
Average loans	908,908	964,827	1,010,123	1,031,256	1,088,172
Average securities	308,981	252,735	242,591	186,339	161,772
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	136,175	134,781	139,076	190,090	168,070
Total average interest–bearing liabilities	1,016,350	1,020,434	1,040,842	1,041,381	1,046,249
Average interest–bearing deposits	977,619	977,529	997,132	996,741	1,001,576
Average borrowings and Subordinated Notes	38,731	42,905	43,710	44,640	44,673
Average stockholders’ equity	159,454	158,540	156,785	156,115	154,927

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.88%	4.94%	5.07%	4.93%	4.71%
Average loans	5.15	5.07	5.32	5.21	4.99
Average securities	4.02	4.45	4.09	2.96	2.12
Average other interest–earning assets	4.95	5.46	5.51	5.51	5.48
Total average interest–bearing liabilities	1.96	2.04	1.96	1.86	1.70
Average interest–bearing deposits	1.88	1.94	1.87	1.75	1.59
Average cost of total deposits	1.52	1.57	1.49	1.39	1.26
Average cost of retail and commercial deposits	1.88	1.94	1.87	1.75	1.59
Average cost of wholesale deposits, borrowings and Subordinated Notes	4.13	4.18	4.19	4.34	4.18
Average cost of funds	1.60	1.66	1.58	1.49	1.36
Net interest rate spread	2.92	2.90	3.11	3.07	3.01
Net interest margin (TEB) (2)	3.49	3.47	3.67	3.59	3.48

(1)	Annualized
(2)	Calculated on a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024				2023
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.90%	11.22%	10.66%	10.54%	10.45%
Risk–based total capital ratio	21.79	21.56	20.52	20.73	20.70
Common Tier 1 (CET1)	18.70	18.53	17.60	17.75	17.66
Risk–based tier 1 capital ratio	18.70	18.53	17.60	17.75	17.66
Tier 1 leverage ratio	10.90	11.11	10.75	10.59	10.54
Tier 1 capital	$155,832	$158,778	$157,984	$157,062	$157,246
BankFinancial, NA (2)
Risk–based total capital ratio	20.08%	19.96%	19.31%	19.30%	18.96%
Common Tier 1 (CET1)	19.24	19.11	18.46	18.43	18.13
Risk–based tier 1 capital ratio	19.24	19.11	18.46	18.43	18.13
Tier 1 leverage ratio	11.23	11.48	11.32	11.03	10.85
Tier 1 capital	$159,779	$163,355	$165,368	$162,715	$161,037

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.70	$12.18	$10.29	$10.50	$10.26
High	13.97	12.56	10.70	11.12	10.76
Low	11.36	10.01	9.60	9.65	8.31
Common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,475,881
Book value per share	$12.55	$12.77	$12.64	$12.52	$12.45
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	(70.64)%	62.52%	58.39%	72.94%	60.33%
Stock repurchases	$—	$—	$—	$156	$676
Stock repurchases – shares	—	—	—	15,203	71,509

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$(1,764)	$1,993	$2,134	$1,710	$2,079
Weighted average basic and dilutive common shares outstanding	12,460,678	12,460,678	12,460,678	12,468,052	12,526,673
Basic and diluted earnings (loss) per common share	$(0.14)	$0.16	$0.17	$0.14	$0.17

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020. Other BankFinancial, NA capital data is included for informational purposes only.